Exhibit 10.4.2
CONSENT
TO
NOTE AND EQUITY PURCHASE AGREEMENT
     CONSENT, dated as of December 22, 2005 (this “Agreement”), to the Amended and Restated Note and Equity Purchase Agreement, dated November 10, 2004, as amended (as the same may be amended, supplemented or modified from time to time in accordance with its terms, the “Amended and Restated Purchase Agreement”), by and Global Dosimetry Solutions, Inc., a Delaware corporation (the “Company”), the securities purchasers that are now and hereafter at any time parties thereto (each a “Purchaser” and collectively, “Purchasers”), and AMERICAN CAPITAL FINANCIAL SERVICES; INC., a Delaware corporation (“ACFS”), as administrative agent for Purchasers (in such capacity “Agent”). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Purchase Agreement.
RECITALS:
     WHEREAS, the Company wishes to enter into the Master Restructuring Agreement and Plan of Merger (“Restructuring Agreement”), by and among the Company, Global Monitoring Systems, Inc. (“GMS”) and the other parties listed therein, in the manner set forth in the Restructuring, Agreement, in the form attached hereto as Exhibit A, in order to effect a reorganization of the overall corporate structure of the Company; and
     WHEREAS, the Company has requested that the Purchasers consent to the transactions involving the Company under the Restructuring Agreement and waive breach of any covenants violated thereby; and
     WHEREAS, it is a condition to the Agreement by the Agent that GMS, enter into the Guaranty in the form attached hereto as Exhibit B, and that GMS enter into a Pledge and Security Agreement in the form attached hereto as Exhibit C.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Company, each Purchaser and the Agent agrees as follows:
ARTICLE 1
CONSENT
          1.1 The Purchasers hereby consent to the transactions involving the Company under the Restructuring Agreement and hereby waive breach of any covenant in the Amended and Restated Purchase Agreement violated as a result of such transaction.
ARTICLE 2
CONDITIONS PRECEDENT
     The provisions set forth in Article 1 hereof shall be effective as of the date on which GMS shall have entered into the Pledge and Security Agreement and Guaranty and the Agent shall have received this Agreement, executed and delivered by the Company, the Agent and each Purchaser (the “Agreement Effective Date”).

ARTICLE 3
REPRESENTATIONS AND WARRANTIES
     In order to induce the Agent and the Purchasers to enter into this Agreement, the Company represents and warrants to the Agent and each Purchaser, that:
     1. Corporate Power and Authority. As of the Agreement Effective Date, the Company has all requisite power and authority to enter into this Agreement, and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Company that is a party to this Agreement.
     2. No Conflict; Governmental Consents. The execution and delivery by the Company of the Agreement and the consummation of the transaction contemplated hereby, do not and will not (i) conflict in any material respect with or result in a material breach of the terms, conditions or provisions of, (ii) constitute a material default under, (iii) except as created pursuant to the Security Documents, result in the creation of any Lien upon the Company’s capital stock or assets pursuant to, (iv) give any third party the right to accelerate any material obligation under, (v) result in a material violation of, or (vi) require any material authorization, consent, approval, exemption or other action by or notice to any Governmental Authority or, except as could not         .reasonably be expected to have a Material Adverse Effect, any third party which has not been obtained pursuant to, the Charter Documents (as to which no materiality qualifiers shall apply) of the Company, or any Law to which the Company is subject, or any Contract, order, judgment or decree to which the Company is a party or to which they or their assets are subject.
     3. Binding Obligation. This Agreement has been duly executed and delivered by the Company and is the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
     4. Absence of Default. After giving effect to each of the amendments set forth herein no Default or Event of Default shall have occurred and be continuing.
ARTICLE 4
MISCELLANEOUS
     This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Purchasers. The rights or obligations hereunder or any interest therein of the Company may not be assigned or delegated by the Company without the prior written consent of all Purchasers.
     Except as expressly modified hereby, the Amended and Restated Purchase Agreement and all other documents, agreements and instruments relating thereto are and shall remain unmodified and in full force and effect. On and after the Agreement Effective Date, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import, and each reference in the Transaction Documents to the Amended and Restated Purchase Agreement, shall mean and be a reference to the Agreement as amended hereby, and this

Agreement and the Amended and Restated Purchase Agreement shall be read together and construed as a single document. This Agreement will not constitute a waiver of any provision of the Amended and Restated Purchase Agreement other than a provisions pursuant to which a Default or Event of Default would have occurred but for the effectiveness of this Agreement.
     In case any provision in or obligation hereunder or any Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
     This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY: GLOBAL DOSIMETRY SOLUTIONS, INC.
By:	/s/ Thomas Logan
	Name:	Thomas Logan
Title:

AGENT: AMERICAN CAPITAL FINANCIAL SERVICES, INC.
By:	/s/ Robert Klein
	Name:	Robert Klein
Title:

GDS — NEPA CONSENT

PURCHASERS: AMERICAN CAPITAL STRATEGIES, LTD.
By:	/s/ Robert Klein
	Name:	Robert Klein
Title:

ACS FUNDING TRUST I

By:	AMERICAN CAPITAL STRATEGIES, LTD., its Servicer

By:	/s/ Robert Klein
	Name:	Robert Klein
Title:

ACAS BUSINESS LOAN TRUST 2003-2

By:	AMERICAN CAPITAL STRATEGIES, LTD., its Servicer

By:	/s/ Robert Klein
	Name:	Robert Klein
Title:

GDS — NEPA CONSENT